MARCH 2012 INVESTOR PRESENTATION APPROACH RESOURCES INC. Exhibit 99.2

Forward Looking-Statements

Cautionary Statements Regarding Oil & Gas Quantities
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolffork shale resource play, estimated oil and gas in place and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,”
“profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.  Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” “upside,” “oil and gas in place” or “OGIP,” “OIP” or “GIP,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, potential drilling locations, resource potential and OGIP estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the
Company’s interest may differ substantially from the Company’s estimates.  There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.  Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, including geological and mechanical factors affecting recovery rates.  Estimates of unproved reserves, type/decline curves, per well EUR, OGIP and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, typical well-related oil and gas in place, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from  limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, OGIP, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated.  Estimates of resource potential, EURs and OGIP do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

Company Overview

AREX OVERVIEW ASSET OVERVIEW
Notes: Proved reserves and acreage as of 12/31/2011.  All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio.  Enterprise value is equal to market capitalization using the closing share price of $34.07 per share on 3/2/2012, plus net debt as of 12/31/2011. See liquidity calculation in appendix.
• Enterprise value $1.2 BN
• High quality reserve base
77 MMBoe proved reserves
• Permian core operating area
• Strong balance sheet to execute plan
99% Permian Basin
61% Oil & NGLs
165,700 gross (145,000 net) acres
7.1 MBoe/d Q4 2011 production
500+ MMBoe gross, unrisked resource
potential
2,900+ drilling and recompletion
opportunities
Borrowing base $260 MM
Liquidity of $216 MM at 12/31/2011

2011 – A Transformational Year for AREX
• 50.7 MMBoe proved reserves
• 4.3 MBoe/d daily production
• 101,900 net acres in Permian Basin
• 77 MMBoe proved reserves (+52% YoY)
• 6.4 MBoe/d daily production (+50% YoY)
• 145,000 net acres in Permian Basin (+42% YoY)
• 51% of proved reserves were liquids
• 33% of production were liquids
• 61% of proved reserves are liquids
• 55% of production is liquids
• 3 recompletions and 1 vertical well
commingled in Wolffork oil shale
resource play
• Vertical program transitioned to development mode
• 9 horizontal Wolfcamp pilot wells completed in
2011; transitioning Wolfcamp “B” zone to
development mode
• Approach’s early view on the play has been
validated by the industry
• $150 MM borrowing base
• $173 MM liquidity
• 2010 EBITDAX of $43 MM
• $260 MM borrowing base
• $216 MM liquidity
• 2011 EBITDAX of $79 MM (+85% YoY)
THEN…2010 NOW…2011 ACCOMPLISHMENTS
4
Note: See “Liquidity” and “EBITDAX” reconciliation slides in appendix.
Growth
Reserves /
production
mix
Derisking
Wolffork play
Financial
strength

2011 Financial Highlights

REVENUES, EARNINGS & CASH FLOW
• Revenues of $108.4 MM in 2011 vs. $57.6 MM in 2010
• Net income of $7.2 MM or $0.25 per diluted share
Adjusted net income of $19.5 MM or $0.67 per diluted share
EBITDAX of $79.4 MM or $2.72 per diluted share
• Cash flow from operating activities of $95.8 MM in 2011 vs. $42.4 MM in 2010
BALANCE SHEET & LIQUIDITY
• Borrowing base of $260 MM
• YE 2011 Debt of $43.8 MM
• YE Liquidity of $216.2 MM
Long-term debt-to-capital of 8.6%
Note: See “Adjusted Net Income,” “EBITDAX” and “Liquidity” reconciliation slides in appendix.

Track Record of Reserve and Production Growth
• YE’11 reserves increased 52% YoY
Oil and NGL reserves up 84% to 47.2 MMBbls
• Replaced 1,093% of reserves at an all-in F&D
cost of $9.99/Boe
• 24.2 MMBoe proved reserves booked to
Wolffork oil shale resource play
6
RESERVE GROWTH PRODUCTION GROWTH
• 2011 production increased 50% YoY
• Oil and NGL production up 152% to 1.3 MMBbls
2011 production 55% liquids
2012E production 65% liquids
Note: See “F&D Costs Reconciliation” slide in appendix.

Low-Cost Operator

3-YR AVERAGE F&D COSTS ($/BOE) 2011 LIFTING COSTS ($/BOE)
Notes: Oil weighted peers include BRY, CXO, KOG, NOG, OAS, SD. Data based on SEC filings and J.S. Herold data. Lifting costs defined as lease operating expense plus taxes other than income and gathering and transportation expense. See “F&D Costs Reconciliation” slide in appendix for reconciliation of 3-YR F&D costs.
$8.20
$12.90
$13.47
$15.64
$17.91
$19.89
$20.06
$0
$6
$12
$18
$24
AREX Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6
$8.18
$13.10
$14.20
$15.78
$17.35
$18.78
$20.81
$0
$6
$12
$18
$24
AREX Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6

AREX Wolffork Play Favorably Located in the S. Midland Basin 8 Wolfcamp / Wolffork Oil Shale Resource Play

Distribution of IP Rates – Horizontal Wolfcamp Wells
WOLFCAMP OIL SHALE RESOURCE PLAY – SOUTHERN MIDLAND BASIN

10%
50%
90%
10.0 100 1,000 10,000
Initial Daily Production Rate (BOEPD)
Industry Wells
AREX Wells
99%
1%
Available Data = 65 HZ Wells
P50 ~ 504 BOEPD
Majority Completed Last 12 Months
Many factors affect IPs, including learning curve, number of frac stages, fluid type and amount, proppant amount, pumping rate, lateral landing point and fracture density
Data from public domain and company IR presentations

AREX Wolffork Oil Shale Resource Play

Large, primarily contiguous acreage
position
Liquids-rich, multiple pay zones
165,700 gross (145,000 net) acres
Low acreage cost ~$500 per acre
24.2 MMBoe proved reserves booked to
Wolffork oil shale resource play
61% liquids (51% proved developed)
2,900+ drilling and recompletion
opportunities
$190 MM capital budget
2 horizontal rigs, 1 vertical rig and 2 to 4
recompletions per month
76.8 MMBoe proved reserves
500+ MMBoe gross, unrisked resource
potential
3 operated drilling rigs

AREX Wolffork Play – Activity Map

Pangea West
Sutton
Schleicher
Crockett
Irion
Reagan
Vertical Producer
Horizontal Producer
Horizontal Drilling in Progress
Horizontal Permit
Legend
Horizontal Waiting on Completion
Northern & Central Pangea
Southern Pangea
• 17,000 gross acres
• 3-D seismic completed
• Expect to drill horizontal well in 1Q’12
• 59,000 gross acres
• Continuing Wolffork pilot program
• Encouraging results from Childress G 1008
• 3-D seismic underway
• Expect to drill horizontal pilot
well in 3Q’12
• 3-D seismic planning underway
• Continuing vertical Wolffork development
• 89,000 gross acres
• Beginning Wolfcamp horizontal development
• Beginning Wolffork vertical development

Horizontal Wolfcamp Well Performance
24-HOUR INITIAL PRODUCING RATES – “B” ZONE
Avg. IP ~926 BOEPD
Avg. IP ~299 BOEPD
0
200
400
600
800
1,000
1,200
1,400
CT M 901H U 42 21 1H CT G 701H U 45 A 701H U 45 D 902H U 45 B 2401H U 45 C 803H U 45 E 1101H U 45 F 2301H U 45 F 2302H
Natural Gas NGLs Oil

Horizontal Wolfcamp Well Performance

AVG. 30 DAY RATES – “B” ZONE
Avg. 30-Day Rate ~548 BOEPD
Avg. 30-Day Rate
~207 BOEPD
0
100
200
300
400
500
600
700
CT M 901H U 42 21 1H CT G 701H U 45 A 701H U 45 D 902H U 45 B 2401H U 45 C 803H U 45 E 1101H U 45 F 2301H U 45 F 2302H
Natural Gas NGLs Oil

Horizontal Wolfcamp Economics

Play Type
Horizontal
Wolfcamp
Avg. EUR
450 MBoe
Targeted Well Cost
$5.5 MM
F&D
$12.22/Boe
Potential Locations
500
Gross Resource
Potential
225 MMBoe
BTAX IRR SENSITIVITIES
• Horizontal drilling improves recoveries and
returns
• Multiple, stacked horizontal targets
• 7,000’+ lateral length
• ~80% of EUR made up of oil and NGLs
• 2 horizontal rigs running in Project Pangea /
Pangea West
• Improving IPs and liquids ratio driving higher
returns
0
10
20
30
40
50
60
350 400 450 500 550
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
Note: Potential locations based on 1,000-feet spacing between each horizontal well. Economics assume NYMEX gas strip 7/2011 and NGL price based on
50% WTI oil price.

Horizontal Wolfcamp Targets

SYSTEM
STRATIGRAPHIC
UNIT
Permian
Clearfork/Spraberry
Dean
Wolfcamp
Pennsylvanian
Canyon
Strawn
Mississippian
Devonian
Silurian
Ordovician Ellenburger
WOLFCAMP A
WOLFCAMP B
WOLFCAMP C
WOLFCAMP D
Pilot
Transitioning to
Development
Pilot – Recent
Results
Encouraging
Under Evaluation
POTENTIAL HORIZONTAL
WOLFCAMP TARGETS

Vertical Wolffork Economics

Play Type
Vertical
Wolffork
Avg. EUR
110 MBoe
Targeted Well Cost
$1.2 MM
F&D
$10.91/Boe
Potential Locations
1,825
Gross Resource
Potential
200+ MMBoe
BTAX IRR SENSITIVITIES
• Vertical pilot program in development mode
• 292 BOEPD average IP for 6 recent vertical
Wolffork wells (78% liquids)
• Recent vertical well IPs include 786 BOEPD
IP from one well
0
10
20
30
40
100 105 110 115 120
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
Note: Potential locations based on 20 acre spacing. Economics assume NYMEX gas strip 7/2011 and NGL price based on 50% of WTI oil price.

Vertical Wolffork Recompletion Economics

Play Type
Vertical
Wolffork
Recompletion
Avg. EUR
93 MBoe
Targeted Well Cost
$0.75 MM
F&D
$8.06/Boe
Potential Locations
190
Gross Resource
Potential
17+ MMBoe
BTAX IRR SENSITIVITIES
• 225 BOEPD average IP for 5 recent vertical
Wolffork recompletions (79% liquids)
• Recent recompletion IPs include 535 BOEPD
IP from one recompletion
0
10
20
30
40
50
60
70
76 81 86 91 96 101 106
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
Note: Potential locations based on 20 to 40 acre spacing. Economics assume NYMEX gas strip 7/2011 and NGL price based on 50% of WTI oil price.

AREX Wolffork Drilling Targets & Resource Potential

PLAY TYPE
Horizontal
Wolfcamp
Vertical
Wolffork
Vertical Wolffork
Recompletion
Vertical Canyon
Wolffork
EUR (MBoe) 450 110 93 193
Targeted well cost ($ MM) $5.5 $1.2 $0.75 $1.5
F&D ($ MM) $12.22 $10.91 $8.06 $7.77
Potential locations 500 1,825 190 440
GROSS RESOURCE
POTENTIAL (MMBoe)
225 200+ 17+ 85
Target Wolfcamp Clearfork,
Wolfcamp
Clearfork, Wolfcamp Canyon, Clearfork,
Wolfcamp
Drilling depth (ft.) 7,000+ (lateral
length)
< 7,500 < 7,500 < 8,500
Activity (# of rigs) 2 1 2 - 4 recompl. / month —
500+ MMBoe Total Gross Resource Potential
Notes: Potential locations based on 1,000-feet spacing between each horizontal well for Horizontal Wolfcamp, 20-acre spacing for Vertical  Wolffork, 20 to 40 acre spacing for Vertical Wolffork Recompletions and 40-acre spacing for Vertical Canyon Wolffork.

Key Investor Highlights

• Concentrated geographic footprint focused on West Texas Midland Basin oil/liquids-rich play
145,000 net, primarily contiguous acres, 100% operated
More than 595 wells drilled since 2004, with a 93%+ success rate
• Strong growth track record at competitive costs
Reserve and production CAGR of 41% and 46%, respectively
Low-cost operator with best-in-class F&D and lifting costs
• Significant growth potential from Wolfcamp / Wolffork oil shale drilling inventory
2,900+ potential drilling and recompletion locations
Multiple, stacked horizontal targets
Gross, unrisked resource potential totals more than 500+ MMBoe
• Strong balance sheet to execute development plan
$260 MM borrowing base
$216 MM liquidity at 12/31/2011
Note: See “Liquidity” slide in appendix.

Financial Framework NON-GAAP RECONCILIATIONS

2012 Capital Budget

2012 PROGRAM
2012 Capital budget $190 MM
2 horizontal rigs, 1 vertical rig and 2 to 4 recompletions per month targeting the Wolffork oil shale
Targeting 20%+ production growth
2012 production guidance 2,800 MBoe – 3,000 MBoe
Key takeaways:
2012 capital program provides flexibility to develop Wolffork oil shale and monitor commodity prices and service costs
Increase in liquids production drives expected increase in cash flow
$260 MM borrowing base strengthens liquidity

2012 Operating and Financial Guidance

2012 GUIDANCE
2012 Guidance
Production
Total (MBoe) 2,800- 3,000
Percent Oil & NGLs 65%
Operating costs and expenses ($/per Boe)
Lease operating $ 4.50 – 5.50
Severance and production taxes $ 2.50 – 4.00
Exploration $ 4.00 – 5.00
General and administrative $ 5.25 – 6.25
Depletion, depreciation and amortization $ 12.00 – 15.00
Capital expenditures ($MM) Approximately $190

Hedge Position

CURRENT HEDGE POSITION
Commodity and Time Period Type Volume Price
Crude Oil
2012 Collar 700 Bbls/d $85.00/Bbl - $97.50/Bbl
2012 Collar 500 Bbls/d $90.00/Bbl - $106.10/Bbl
2013 Collar 650 Bbls/d $90.00/Bbl - $105.80/Bbl
2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
Natural Gas Liquids
Natural Gasoline – February 2012 – December 2012 Swap 225 Bbls/d $95.55/Bbl
Normal Butane – March 2012 – December 2012 Swap 225 Bbls/d $73.92/Bbl
Natural Gas
2012 Call 230,000 MMBtu/month $6.00/MMBtu

Adjusted Net Income Reconciliation (unaudited)

The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP.  We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined.
However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of adjusted net income to net income for the three months and year ended December 31, 2011 and
2010, respectively (in thousands, except per-share amounts).
(in thousands, except per-share amounts)
Year Ended
December 31,
2011 2010
Net income $ 7,242 $ 7,462
Adjustments for certain items:
Impairment 18,476 2,622
Unrealized loss (gain) on commodity derivatives 347 (788)
Loss (gain) on sale of oil & gas properties, net of foreign currency transaction loss (248) —
Related income tax effect (6,316) (623)
Adjusted net income $ 19,501 $ 8,673
Adjusted net income per diluted share $ 0.67 $ 0.39

EBITDAX Reconciliation (unaudited)

We define EBITDAX as net income, plus (1) exploration expense, (2) impairment expense, (3) depletion, depreciation and amortization expense,
(4) share-based compensation expense, (5) unrealized loss (gain) on commodity derivatives, (6) loss (gain) on sale of oil and gas properties, (7)
interest expense and (8) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP.  The amounts included in the calculation of EBITDAX were computed in accordance with GAAP.  EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities.  This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of EBITDAX to net income for the three months and year ended December 31, 2011 and 2010, respectively (in thousands, except per-share amounts).
(in thousands, except per-share amounts)
Year Ended
December 31,
2011 2010
Net income $ 7,242 $ 7,462
Exploration 9,546 2,589
Impairment 18,476 2,622
Depletion, depreciation and amortization 32,475 22,224
Share-based compensation 4,683 2,628
Unrealized loss (gain) on commodity derivatives 347 (788)
Loss (gain) on sale of oil & gas properties, net of foreign currency transaction loss (248) —
Interest expense, net 3,402 2,189
Income tax provision 3,488 4,100
EBITDAX $ 79,411 $ 43,026
EBITDAX per diluted share $ 2.72 $ 1.94

Liquidity (unaudited)

(in thousands) December 31, 2011 December 31, 2010
Borrowing base $ 260,000 $ 150,000
Cash and cash equivalents 301 23,465
Long-term debt (43,800) —
Unused letters of credit (350) (350)
Liquidity $ 216,151 $ 173,115
Long-term debt $ 43,800 $ —
Total stockholders’ equity 467,449 332,946
Total capital $ 511,249 $ 332,946
Long-term debt-to-capital 8.6% —%
Liquidity is calculated by adding the net funds available under our revolving credit facility and cash and cash equivalents.  We use liquidity as an indicator of the Company’s ability to fund development and exploration activities.  Long-term debt-to-capital ratio is calculated as of December 31,
2011, and by dividing long-term debt (GAAP) by the sum of total stockholders’ equity (GAAP) and long-term debt (GAAP). We use the long-term debt-to-capital ratio as a measurement of our overall financial leverage.
Liquidity and long-term debt-to-capital have limitations. These measurements can vary from year to year for the Company and can vary among companies based on what is or is not included in the ratio on a company’s financial statements. Both measurements are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The table below summarizes our liquidity and long-term debt-to-capital at December 31, 2011 and 2010 (in thousands).

F&D Costs Reconciliation (unaudited)

We believe that providing measures of finding and
development, or F&D, cost is useful to assist an evaluation
of how much it costs the Company, on a per Boe basis, to
add proved reserves. However, these measures are
provided in addition to, and not as an alternative for, and
should be read in conjunction with, the information
contained in our financial statements prepared in
accordance with GAAP (including the notes), included in our
SEC filings and posted on our website. Due to various
factors, including timing differences, F&D costs do not
necessarily reflect precisely the costs associated with
particular reserves. For example, exploration costs may be
recorded in periods before the periods in which related
increases in reserves are recorded and development costs
may be recorded in periods after the periods in which
related increases in reserves are recorded. In addition,
changes in commodity prices can affect the magnitude of
recorded increases (or decreases) in reserves independent
of the related costs of such increases.
As a result of the above factors and various factors that
could materially affect the timing and amounts of future
increases in reserves and the timing and amounts of future
costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company’s future F&D costs
will not differ materially from those set forth above.  Further, the methods we use to calculate F&D costs may differ
significantly from methods used by other companies to
compute similar measures. As a result, our F&D costs may
not be comparable to similar measures provided by other
companies.
The following tables reflect the reconciliation of our
estimated finding and development costs to the information
required by paragraphs 11 and 21 of ASC 932-235.
2011 Reserve summary (MBoe)
Balance – 12/31/2010 50,715
Extensions  & discoveries 25,548
Purchases 10,498
Revisions (7,448)
Production (2,338)
Balance – 12/31/2011 76,975
Cost summary ($M)
Acquisitions $ 93,251
Exploration costs 9,991
Development costs 182,522
Total 285,764
Finding & development costs ($/Boe)
All-in F&D costs $ 9.99
Drill-bit F&D cost $ 7.54
Reserve replacement ratio (%)
Extensions & discoveries (MBoe) 25,548
2011 Production (MBoe) (2,338)
Reserve replacement 1,093%
3-Year reserve summary (MBoe)
Balance – 12/31/2008 35,178
Extensions  & discoveries 34,386
Purchases 12,456
Revisions 318
Production (5,363)
Balance – 12/31/2010 76,975
Finding & development costs ($/Boe)
3-year All-in F&D costs $ 10.15
3-year Drill-bit F&D cost $ 8.20
Reserve replacement ratio (%)
Extensions & discoveries (MBoe) 34,386
3-year Production (MBoe) (5,363)
Reserve replacement 641%
Cost summary ($M)
Acquisitions $ 124,584
Exploration costs 14,348
Development costs 267,559
Total $ 406,491

Contact Information MEGAN P. HAYS Manager, Investor Relations & Corporate Communications 817.989.9000 x 2108 mhays@approachresources.com www.approachresources.com